Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert Large Cap

Growth Fund

Table

of

Contents

President's Letter

1

Social Update

3

Portfolio

Manager Remarks

4

Statement

of Net Assets

7

Statement

of Operations

11

Statements

of Changes in

Net Assets

12

Notes to

Financial Statements

14

Financial Highlights

19

Financial Tables

& Glossary

22

Dear Shareholders:

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement.

Since our last report to you, and particularly during the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Social

Update

Web Accolades

www.calvert.com has been named one of the Top 20 Web sites among all mutual fund families and one of the Top 10 Web sites for small mutual funds by kasina, LLC, an industry authority on mutual fund Web sites. Evaluating 478 mutual fund sites, kasina noted that "[t]he high point of this site is the Know What You Own search feature (ellipsis)[showing] top [fund] holdings and characteristics in terms of ethics and corporate citizenship. This is a unique feature, not found on any other Web site (ellipsis)." In a separate survey conducted by DALBAR, a Boston-based financial services research and rating company, Calvert was among a dozen firms named as "Excellent Web Sites for Consumers" in the fourth quarter of 2001.

Shareholder Activism

Over the past few months, Calvert's social analysts have engaged more than 50 companies held in our various funds on a wide range of social issues resulting in amended or new policies and strengthened programs. A few examples:

o Becton Dickinson and Illinois Tool Works have agreed to expand their labor and human rights policies to include provisions against the use of child labor and have agreed to adopt more stringent labor standards.

o Deere and Company has adopted a new policy of non-discrimination based on sexual orientation.

o Apple has agreed to work with us in exploring opportunities for computer recycling.

o A number of companies including Peoplesoft, Lowes, and Office Depot have all agreed to develop stronger diversity programs and practices.

o AES Corporation has agreed to report on its total annual greenhouse gas emissions and conduct a feasibility study on the cost of reducing these emissions.

John Montgomery

of Bridgeway Capital Management

How did the Fund perform?

For the six months ended March 31, 2002, the Calvert Large Cap Growth Fund's Class A Shares returned 7.71%, underperforming the 10.99% return of the S&P 500 Index and the 14.12% return of its other benchmark, the Lipper Multi-Cap Growth Funds Average.

Some of the stocks that helped cushion the downturn relative to other large cap growth funds over the previous year, did not recover as quickly in the recent period. Most notable among these were consumer non-cyclicals, especially healthcare stocks. Cephalon, Universal Health Services, and IDEC Pharmaceuticals were among stocks that held back Fund performance. Our best performing stocks were Peoplesoft, a software firm, and NVR, a homebuilder. In accordance with our quantitative stock model picks, we continue to be strong in consumer non-cyclical and financial stocks.

What was the Economic Climate During the Period?

As fear of further extreme terrorist attacks in the U.S. subsided and as hope emerged for resumed growth of the U.S. economy in 2002, the stock market shook off the bad news of the recession to recover some lost ground. This was a welcome reprieve from the relentless pounding that larger growth stocks had experienced for the previous year and a half. This welcome improvement was only a small step in the direction of bringing these stocks back to their former highs. The most positive market activity over the last half year continued to be at the opposite end of the spectrum from our Fund: smaller company value stocks. It was there that many investors continued to seek the safe haven of relatively lower valuations. Still, all such cycles of relative strength eventually come to an end, and we are confident that large cap growth stocks will again have their day in the sun.

Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
Class A	7.71%	0.78%
Class B	7.14%	(0.20%)
Class C	7.17%	(0.19%)
Class I	8.08%	1.46%
S&P 500 Index	10.99%	0.24%
Lipper Multi-Cap Growth Funds Avg.	14.12%	(7.28%)

Ten Largest Stock Holdings
% of Net Assets
Cephalon, Inc.	4.1%
H&R Block, Inc.	3.6%
NVR, Inc.	3.6%
USA Education, Inc.	3.4%
Xerox Corp.	3.3%
Bio-Rad Laboratories, Inc.	3.2%
Progressive Corp.	2.9%
Forest Laboratories, Inc.	2.9%
Lowe's Co.'s, Inc.	2.7%
Bank of America Corp.	2.6%
Total	32.3%

Asset Allocation
Stocks	94%
Cash or Cash Equivalents	6%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A Shares
One year	(3.99%)
Five year	9.65%
Since inception	12.80%
(8/5/94)

Class B Shares
One year	(5.19%)
Since inception	(25.90%)
(10/31/00)

Class C Shares
One year	(1.19%)
Since inception	(23.48%)
(10/31/00)

Class I Shares
One year	1.46%
Five year	10.92%
Since inception	13.67%
(8/5/94)

What was your Strategy?

Our investment management methodology is to seek out one good stock at a time, relying on historical fundamental company specific financial data, and to a lesser extent, stock technical data. This is called a "bottom up" stock picking method; we do no projecting or anticipation of macroeconomic changes. However, occasionally, it is interesting to look at what sectors of our economy our models are favoring.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for the Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Performance results for Class A shares prior to 10/31/00 are for Bridgeway (but have been adjusted to reflect the Class A sales charge). Current expenses for Class A are limited at the same amount, due to an expense guarantee, as Bridgeway for the year ended 6/30/00. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is your Outlook?

Relative to six months ago, our models are now favoring technology (21% of the Fund) and consumer cyclicals (19%). This compares to 14% technology and 10% cyclicals six months ago. One could interpret this to mean our models are somehow expecting a continued economic recovery, although again, there are no macroeconomic variable inputs to our models or our investment process. By way of comparison, the S&P 500 consists of 30% technology (including communications)-still more than our Fund-and 9% consumer cyclicals. Relative to the broader market, the Fund is underweight in the industrial and energy sectors.

April 26, 2002

Portfolio Statistics

March 31, 2002

Portfolio Characteristics
	Large Cap	S&P
	Growth	500
	Fund	index
Number of Stocks	50	500
Median Market Capitalization ($bil)	8.12	55.55
(by portfolio weight)
Price/Earnings Ratio	40.09	31.19
Earnings Per Share Growth	30.17%	17.54%
Yield (return on capital investment)	0.65%	1.39%

Volatility Measures
	Large Cap	S&P
	Growth	500
	Fund	index
Beta1	0.94	1.00
R-Squared2	0.80	1.00

1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.

2 Measure of correlation between the Fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation; an R-Squared of 1 would mean total correlation.

Source: Vestek

Statement of Net Assets

March 31, 2002
Equity Securities - 97.8%	Shares	Value
Banks - Major Regional - 5.8%
FleetBoston Financial Corp.	9,900	$346,500
SouthTrust Corp.	12,500	330,000
US Bancorp	15,600	352,092
		1,028,592

Banks - Money Center - 2.6%
Bank of America Corp.	6,850	465,937

Biotechnology - 6.5%
Cephalon, Inc.*	11,600	730,800
Chiron Corp.*	9,200	422,188
		1,152,988

Computers - Networking - 0.3%
Network Appliance, Inc.*	2,700	55,026

Computers - Software & Services - 10.8%
Check Point Software Technologies *	9,200	279,680
Computer Associates International, Inc.	15,300	334,917
eBay, Inc.*	6,600	373,824
Peoplesoft, Inc.*	6,600	241,098
Quovadx, Inc.*	23,100	191,961
Siebel Systems, Inc.*	3,800	123,918
Symantec Corp.*	8,700	358,527
		1,903,925

Consumer Finance - 2.4%
MBNA Corp.	11,187	431,483

Distributors - Food & Health - 3.4%
Cardinal Health, Inc.	2,450	173,680
McKesson Corp.	11,100	415,473
		589,153

Electronics - Instruments - 3.2%
Bio-Rad Laboratories, Inc.*	15,200	570,760

Electronics - Semiconductors - 3.4%
Nvidia Corp.*	9,400	416,984
QLogic Corp.*	3,500	173,320
		590,304

Financial - Diversified - 5.9%
Fannie Mae	1,371	109,515
SEI Investments Co.	7,700	329,637
USA Education, Inc.	6,200	606,360
		1,045,512
Hardware & Tools - 1.0%
WD-40 Co.	5,800	174,696

Equity Securities - Cont'd	Shares	Value
Healthcare - Diversified - 1.0%
Johnson & Johnson	2,744	$178,223

Healthcare - Drug - Major Pharmaceutical - 3.8%
Biovail Corp.*	3,200	159,936
Forest Laboratories, Inc.*	6,300	514,710
		674,646

Healthcare - Managed Care - 2.0%
Wellpoint Health Networks *	5,600	356,552

Healthcare - Medical Products & Supplies - 1.9%
Guidant Corp.*	7,700	333,564

Healthcare - Special Services - 4.8%
Laboratory Corp. of America Holdings *	4,857	465,592
Quest Diagnostics, Inc.*	4,600	381,110
		846,702

Homebuilding - 3.6%
NVR, Inc.*	2,000	631,000

Insurance - Property & Casualty - 2.9%
Progressive Corp.	3,100	516,522

Investment Banking / Brokerage - 2.2%
E*trade Group, Inc.*	41,100	387,162

Natural Gas - 1.6%
Kinder Morgan, Inc.	5,700	276,051

Photography / Imaging - 3.3%
Xerox Corp.	53,600	576,200

Retail - Building Supplies - 2.7%
Lowe's Co.'s, Inc.	11,000	478,390

Retail - Computers & Electronics - 2.1%
Best Buy Co., Inc.*	4,700	372,240
Rex Stores Corp.*	12,050	219,310
		591,550

Retail - Department Stores - 1.8%
J.C. Penney Co., Inc.	15,500	321,005

Retail - Discounters - 2.1%
Family Dollar Stores, Inc.	11,000	368,610

Retail - Home Shopping - 2.4%
Amazon.Com, Inc.*	29,300	418,990

Equity Securities - Cont'd	Shares	Value
Retail - Specialty - 4.3%
Bed Bath & Beyond, Inc.*	10,400	$351,000
Office Depot, Inc.*	20,400	404,940
		755,940

Savings & Loan Companies - 3.9%
Firstfed Financial Corp.*	7,200	188,280
Greenpoint Financial Corp.	3,900	170,430
Washington Mutual, Inc.	10,031	332,327
	691,037

Services - Commercial & Consumer - 4.6%
Apollo Group, Inc.*	3,500	187,425
H & R Block, Inc.	14,200	631,190
		818,615

Services - Data Processing - 0.2%
Concord EFS, Inc.*	800	26,600

Total Equity Securities (Cost $15,660,207)		17,255,735

U.S. Government Agencies	Principal
and Instrumentalities - 6.2%	Amount
Federal Home Loan Bank Discount Notes, 1.61%, 4/1/02	$1,100,000	1,100,000

Total U.S. Government Agencies
and Instrumentalities (Cost $1,100,000)		1,100,000

TOTAL INVESTMENT (Cost $16,760,207) - 104.0%		18,355,735
Other assets and liabilities, net - (4.0%)		(702,002)
Net Assets - 100%		$17,653,733

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 452,401 shares outstanding	$10,640,143
Class B: 101,408 shares outstanding	2,303,393
Class C: 59,239 shares outstanding	1,385,608
Class I: 240,589 shares outstanding	7,294,250
Undistributed net investment income (loss)	(41,619)
Accumulated net realized gain (loss) on investments	(5,523,570)
Net unrealized appreciation (depreciation) on investments	1,595,528

Net Assets	$17,653,733

Net Asset Value Per Share
Class A (based on net assets of $9,353,147)	$20.67
Class B (based on net assets of $2,069,161)	$20.40
Class C (based on net assets of $1,213,908)	$20.49
Class I (based on net assets of $5,017,517)	$20.86

* Non-income producing.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc.

was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2002

Net Investment Income
Investment Income:
Dividend income	$50,104
Interest income	9,419
Total investment income	59,523

Expenses:
Investment advisory fee	38,856
Transfer agency fees and expenses	43,528
Distribution Plan expenses:
Class A	10,265
Class B	8,819
Class C	4,692
Directors' fees and expenses	8,920
Administrative fees	13,473
Accounting fees	16,502
Custodian fees	8,684
Registration fees	25,063
Reports to shareholders	3,229
Professional fees	9,875
Miscellaneous	3,561
Total expenses	195,467
Reimbursement from Advisor:
Class A	(46,431)
Class B	(11,241)
Class C	(8,408)
Class I	(25,391)
Fees paid indirectly	(2,854)
Net expenses	101,142

Net Investment Income (Loss)	(41,619)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,066,128)
Change in unrealized appreciation or (depreciation)	2,214,372

Net Realized and Unrealized Gain
(Loss) on Investments	1,148,244

Increase (Decrease) in Net Assets
Resulting From Operations	$1,106,625

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Three Months Ended	Year Ended
	March 31,	September 30,	June 30,
Increase (Decrease) in Net Assets	2002	2001*	2001
Operations:
Net investment income (loss)	($41,619)	($20,053)	($26,548)
Net realized gain (loss)	(1,066,128)	(1,021,392)	(3,403,666)
Change in unrealized appreciation
or (depreciation)	2,214,372	(1,832,403)	64,432

Increase (Decrease) in Net Assets
Resulting From Operations	1,106,625	(2,873,848)	(3,365,782)

Distributions to shareholders from
Net realized gain:
Class I Shares	-	-	(928,350)

Capital share transactions:
Shares sold:
Class A Shares	2,515,064	1,168,427	8,378,793
Class B Shares	661,033	361,727	1,470,312
Class C Shares	513,663	107,838	1,082,245
Class I Shares	145,730	101,939	3,227,950
Shares issued from merger (See Note A)
Class A Shares	-	-	97,000
Class B Shares	-	-	1,000
Class C Shares	-	-	1,000
Class I Shares	-	-	1,000
Reinvestment of distributions:
Class I Shares	-	-	824,260
Shares redeemed:
Class A Shares	(637,064)	(189,579)	(667,010)
Class B Shares	(147,072)	(3,691)	(26,664)
Class C Shares	(43,271)	(22,300)	(244,577)
Class I Shares	(554,706)	(197,490)	(1,595,003)
Total capital share transactions	2,453,377	1,326,871	12,550,306

Total Increase (Decrease) in Net Assets	3,560,002	(1,546,977)	8,256,174

Net Assets
Beginning of period	14,093,731	15,640,708	7,384,534
End of period (including undistributed
net investment income (loss) of ($41,619), $0,
and ($26,548) respectively)	$17,653,733	$14,093,731	$15,640,708

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Three Months Ended	Year Ended
	March 31,	September 30,	June 30,
Capital Share Activity	2002	2001*	2001
Shares sold:
Class A Shares	123,012	55,415	340,560
Class B Shares	32,761	16,813	60,381
Class C Shares	25,203	5,169	42,673
Class I Shares	7,029	4,751	94,662
Shares issued from merger (See Note A)
Class A Shares	-	-	3,247(omega)
Class B Shares	-	-	34(omega)
Class C Shares	-	-	34(omega)
Class I Shares	-	-	34(omega)
Reinvestment of distributions:
Class I Shares	-	-	28,199
Shares redeemed:
Class A Shares	(30,907)	(9,596)	(29,330)
Class B Shares	(7,263)	(161)	(1,157)
Class C Shares	(2,083)	(1,022)	(10,735)
Class I Shares	(27,678)	(9,125)	(61,883)
Total capital share activity	120,074	62,244	466,719

* The Fund's Fiscal year-end is September 30. See Note A.

(omega) To facilitate the reorganization, a reverse stock split of the initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. See Note A.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc.

was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), one of two series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

On October 31, 2000, the Fund, through its Class I shares, acquired substantially all the net assets of the Bridgeway Social Responsibility Portfolio of Bridgeway Fund, Inc., pursuant to the Agreement and Plan of Reorganization dated September 22, 2000, and approved by shareholders on October 20, 2000. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of the Bridgeway Social Responsibility Portfolio (valued at $9,205,095) to the Fund. Following the transfer, 308,172 Class I shares of the Fund were distributed to shareholders in liquidation of the Bridgeway Social Responsibility Portfolio. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of the Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. The aggregate net assets of the Calvert Large Cap Growth Fund and Bridgeway Social Responsibility Portfolio immediately before the acquisition were $100,000 and $9,205,095, respectively.

For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

The Fund issued audited financial statements as of June 30, 2001, which coincides with the fiscal year end of the Bridgeway Social Responsibility Portfolio. The Fund's fiscal year end is September 30.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities, including options, listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Organization Costs: Calvert Asset Management Company, Inc., the Fund's investment advisor, assumed all organization costs of the Fund.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of the Fund's average daily net assets. Under the terms of the agreement, $5,080 was payable at period end.

Bridgeway Capital Management, Inc., is the Fund's Subadvisor. For its services, the Subadvisor receives a monthly fee based on an annual rate of .45% of the Fund's average daily net assets, directly payable from the Fund. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. For the six months ended March 31, 2002, the performance fee adjustment decreased the subadvisor fee by $17,258. Under the terms of the agreement, $3,412 was payable at period end.

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2003. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, extraordinary expenses and capital items. For the six months ended March 31, 2002, the total of such expenses reimbursed was $91,471.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $2,490 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $4,590 was payable at period end.

The Distributor received $9,178 as its portion of the commissions charged on sales of the Fund's shares for the six months ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $8,544 for the six months ended March 31, 2002. Under the terms of the agreement, $1,543 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds in the series served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $10,058,619 and $6,889,366, respectively.

The cost of investments owned at March 31, 2002 for federal income tax purposes was $16,785,784. Net unrealized appreciation aggregated $1,569,951, of which $2,139,554 related to appreciated securities and $569,603 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $404,383 at September 30, 2001 may be utilized to offset future capital gains until expiration in September 2008.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the period ended September 30, 2001 and year ended June 30, 2001 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30	June 30,
Class A Shares	2002	2001##	2001#
Net asset value, beginning	$19.19	$23.27	$29.87
Income from investment operations
Net investment income	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	1.53	(4.06)	(6.52)
Total from investment operations	1.48	(4.08)	(6.60)
Total increase (decrease) in net asset value	1.48	(4.08)	(6.60)
Net asset value, ending	$20.67	$19.19	$23.27

Total return*	7.71%	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.54%) (a)	(.61%) (a)	(.54%)(a)
Total expenses	2.45% (a)	2.62% (a)	3.02% (a)
Expenses before offsets	1.32% (a)	1.39% (a)	1.42% (a)
Net expenses	1.28% (a)	1.30% (a)	1.37% (a)
Portfolio turnover	45%	31%	122%
Net assets, ending (in thousands)	$9,353	$6,915	$7,318

		Periods Ended
	March 31,	September 30,	June 30,
Class B Shares	2002	2001##	2001#
Net asset value, beginning	$19.04	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.15)	(.05)	(.21)
Net realized and unrealized gain (loss)	1.51	(4.06)	(6.51)
Total from investment operations	1.36	(4.11)	(6.72)
Total increase (decrease) in net asset value	1.36	(4.11)	(6.72)
Net asset value, ending	$20.40	$19.04	$23.15

Total return*	7.14%	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.53%) (a)	(1.60%) (a)	(1.55%) (a)
Total expenses	3.60% (a)	4.19% (a)	6.17% (a)
Expenses before offsets	2.32% (a)	2.39% (a)	2.42% (a)
Net expenses	2.28% (a)	2.30% (a)	2.37% (a)
Portfolio turnover	45%	31%	122%
Net assets, ending (in thousands)	$2,069	$1,445	$1,372

Financial Highlights
		Periods Ended
	March 31,	September 30,	June 30,
Class C Shares	2002	2001##	2001#
Net asset value, beginning	$19.12	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.16)	(.06)	(.21)
Net realized and unrealized gain (loss)	1.53	(4.06)	(6.42)
Total from investment operations	1.37	(4.12)	(6.63)
Total increase (decrease) in net asset value	1.37	(4.12)	(6.63)
Net asset value, ending	$20.49	$19.12	$23.24

Total return*	7.17%	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.55%) (a)	(1.62%) (a)	(1.50%) (a)
Total expenses	4.11% (a)	5.14% (a)	5.75% (a)
Expenses before offsets	2.32% (a)	2.39% (a)	2.42% (a)
Net expenses	2.28% (a)	2.30% (a)	2.37% (a)
Portfolio turnover	45%	31%	122%
Net assets, ending (in thousands)	$1,214	$691	$743

Financial Highlights
	Periods Ended
	March 31,	September 30,	June 30,	June 30,
Class I Shares	2002	2001##	2001	2000
Net asset value, beginning	$19.30	$23.37	$36.09	$26.45
Income from investment operations
Net investment income (loss)	.01	-	.01	(.12)
Net realized and unrealized gain (loss)	1.55	(4.07)	(9.12)	10.03
Total from investment operations	1.56	(4.07)	(9.11)	9.91
Distributions from
Net realized gain	-	-	(3.61)	(.27)
Total distributions	-	-	(3.61)	(.27)
Total increase (decrease) in net asset value	1.56	(4.07)	(12.72)	9.64
Net asset value, ending	$20.86	$19.30	$23.37	$36.09

Total return*	8.08%	(17.42%)	(27.80%)	37.60%
Ratios to average net assets:
Net investment income (loss)	.05% (a)	(.02%) (a)	.02%	(.37%)
Total expenses	1.71% (a)	2.13% (a)	2.05%	2.13%
Expenses before offsets	.72% (a)	.79% (a)	1.10%	1.50%
Net expenses	.68% (a)	.70% (a)	1.06%	1.50%
Portfolio turnover	45%	31%	122%	71%
Net assets, ending (in thousands)	$5,018	$5,043	$6,208	$7,385

		Years Ended
	June 30,	June 30,	June 30,
Class I Shares	1999	1998	1997
Net asset value, beginning	$21.14	$16.21	$14.68
Income from investment operations
Net investment income	(.14)	-	.03
Net realized and unrealized gain (loss)	5.62	5.57	2.31
Total from investment operations	5.48	5.57	2.34
Distributions from
Net investment income	-	(.01)	-
Net realized gain	(.17)	(.63)	(.81)
Total distributions	(.17)	(.64)	(.81
Total increase (decrease) in net asset value	5.31	4.93	1.53
Net asset value, ending	$26.45	$21.14	$16.21

Total return*	26.20%	35.30%	16.90%
Ratios to average net assets:
Net investment income (loss)	(.60%)	.02%	.24%
Total expenses	2.13%	3.81%	5.81%
Expenses before offsets	1.50%	1.50%	1.50%
Net expenses	1.50%	1.50%	1.50%
Portfolio turnover	58%	38%	36%
Net assets, ending (in thousands)	$2,820	$1,473	$638

(a) Annualized

* Total return does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2000 inception.

## Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. The Bridgeway Social Responsibility Portfolio commenced operations on August 5, 1994. See Note A.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

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Calvert Group

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Calvert Distributors, Inc.

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Bethesda, Maryland 20814

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prospective investors unless preceded or accompanied by a prospectus.

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